                                                                      EXHIBIT 99



Term Sheets

                        NATIONSBANC MONTGOMERY SECURITIES

                     NATIONSBANC MONTGOMERY SECURITIES LLC

                                                         BANK OF AMERICA [LOGO]

-------------------------------------------------------------------------------
CMBS NEW ISSUE TERM SHEET

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, X & B Certificates
$492,491,697 (approximate)

FEBRUARY 1999

-------------------------------------------------------------------------------

                      NATIONSBANC MONTGOMERY SECURITIES LLC


-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

STRUCTURE OVERVIEW

OFFERED CERTIFICATES

         EXPECTED RATINGS
         ----------------     APPROX.      APPROX.      APPROX.        AVERAGE     PRINCIPAL       ASSUMED FINAL
CLASS   (S&P/MOODY'S/DCR)      SIZE      % OF TOTAL   CREDIT SUPPORT   LIFE(1)      WINDOW(1)     DISTRIBUTION DATE(1)    COUPON
----------------------------------------------------------------------------------------------------------------------------------
A-1       AAA/Aaa/AAA     $ 72,486,922      14.72%       19.50%         3.04 yrs     1 -  67 Mos.  September 22, 2004   Fixed Rate
A-2       Aaa/Aaa/AAA      194,904,872      39.58        19.50%        10.04        67 - 163       September 22, 2012   Fixed Rate
A-3       Aaa/Aaa/AAA      129,064,021      26.21        19.50%        15.27       163 - 208          June 22, 2016     Fixed Rate
 X        AAA/Aaa/AAA      492,442,448(2)      --           --         12.30              --        January 22, 2024      VAR(IO)
 B         AA/Aa2/AA        25,855,814       5.25        14.25%        17.77       208 - 219          May 22, 2017      Fixed Rate
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES - NOT OFFERED HEREBY

         EXPECTED RATINGS
         ----------------     APPROX.      APPROX.      APPROX.        AVERAGE     PRINCIPAL       ASSUMED FINAL
CLASS   (S&P/MOODY'S/DCR)      SIZE      % OF TOTAL   CREDIT SUPPORT   LIFE(1)      WINDOW(1)     DISTRIBUTION DATE(1)    COUPON
----------------------------------------------------------------------------------------------------------------------------------
C           A/Aa2/A       $20,930,897       4.25%        10.00%        18.63 yrs.  219 - 230 Mos.   April 22, 2018      Fixed Rate
D          BBB/NR/NR       30,780,731       6.25          3.75%        20.67       230 - 266        April 22, 2021      Fixed Rate
E          BB/NR/NR        11,081,063       2.25          1.50%        22.64       266 - 278        April 22, 2022      Fixed Rate
F           B/NR/NR         3,693,687       0.75          0.75%        23.41       278 - 284       October 22, 2022     Fixed Rate
G          NR/NR/NR         3,693,687       0.75              -        24.07       284 - 299       January 22, 2024     Fixed Rate
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cutoff Date the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming 0% CPR, no defaults, no extensions and no clean-up call (Class X was subject to a clean-up call for the purpose of calculating the Average Life).

(2) The Class X Certificates will accrue interest on a Notional Amount equal to 99.99% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.



-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

STRUCTURE SCHEMATIC

----------------------------------------------------------------------------------------------------------------------------------
                                                        Administrative Fee
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Class
                                                                                                       X
                                                                                                  Certificates
                                                                                                   (Offered)

                                                                            Class
                                                              Class            D
                                               Class            C         Certificates
                                Class            B         Certificates     (Offered)       Class        Class         Class
   Class          Class          A-3        Certificates     (Offered)                        E           F              G
    A-1            A-2       Certificates    (Offered)                                 Certificates   Certificates   Certificates
Certificates   Certificates    (Offered)                                                    (Not         (Not           (Not
  (Offered)     (Offered)                                                                 Offered)      Offered)      Offered)

  14.72%          39.58%        26.21%        5.25%            4.25%        6.25%          2.25%         0.75%        0.75%


----------------------------------------------------------------------------------------------------------------------------------

[ ] The Class X Certificates will accrue interest on a Notional Amount equal to approximately 99.99% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.

[ ]  Cut-off Date balance percentage.



-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)


Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Preliminary Prospectus Supplement dated February 9, 1999.

       TRANSACTION TERMS

       Issue Type                   Sequential pay REMIC, Class A-1,
                                    A-2, A-3, B and X Certificates (the "Offered
                                    Certificates") offered publicly. All other
                                    Certificates privately placed to qualified institutional buyers or to accredited investors.

       Cut-off Date                 All mortgage loan characteristics are
                                    based on balances as of the Cut-off
                                    Date, February 15, 1999.

       Mortgage Pool                The Mortgage Pool consists of 110
                                    credit leased backed commercial mortgage loans, with a projected aggregate principal cutoff balance of $384,471,281 and 18 long term conduit commercial mortgage loans
                                    (together the "Commercial Loans"), with an aggregate principal cutoff balance of
                                    $108,020,416 as of February 15, 1999 (the
                                    "Cut- off Date"), subject to a variance of plus or minus 5%. The Commercial Loans are secured by 128 properties (the "Mortgaged
                                    Properties") located throughout 27 states and the District of Columbia.

       Depositor                    NationsLink Funding Corporation.

       Loan Sellers                 Capital Lease Funding, L.P., and
                                    NationsBank, N.A

       Underwriter                  NationsBanc Montgomery Securities LLC.

       Trustee                      LaSalle National Bank.

       Master Servicer              Midland Loan Services, Inc.

       Special Servicer             Midland Loan Services, Inc.

       Rating Agencies              Standard & Poor's, Moody's Investor Service,
                                    Inc., and Duff & Phelps

       Denominations                $10,000 minimum for Class A-1, A-2 and A-3
                                    Certificates;
                                    $1,000,000 (notional) minimum for Class
                                    X Certificates; and
                                    $100,000 minimum for the Class B
                                    Certificates.

       Delivery Date                February 26, 1999.

       Settlement Terms             Book-entry through DTC for all Offered
                                    Certificates.

       Distribution Date            To be made monthly on the 22(th) or on the
                                    next business day, commencing March 22,
                                    1999.

       Interest Distributions       Interest will be distributed on each
                                    Distribution Date in sequential
                                    order of Class designations with Classes
                                    A-1, A-2, A-3, and X ranking pari passu in entitlement to interest.

       Principal Distributions      Principal will be distributed on each
                                    Distribution Date to the most senior
                                    Class (i.e. the Class with the earliest
                                    alphabetical/numerical Class designation) of Sequential Pay Certificates outstanding, until such Class is retired. If, due to losses, the Certificate Balances of the Class B through G Certificates are reduced to zero, payments of principal to the Class A-1, A-2 and A-3 Certificates will be made pro rata.

       Losses To be applied first to Class G, then to the next most subordinate class, etc.

       Prepayment Premiums          The manner in which any Prepayment
                                    Premium received during any particular
                                    collection period will be allocated to one or more of the classes of Offered
                                    Certificates is described in the
                                    "Description of the Certificates -
                                    Distributions - Distributions of


-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

                                         Prepayment Premiums" in the preliminary
                                         prospectus supplement. See "Prepayment
                                         Premium Allocation" and the example
                                         provided herein.

       Advances Subject to certain limitations, including, but not limited to, a recoverability determination, the
                                         Master Servicer will be required to
                                         advance certain principal, interest and
                                         servicing expenses. In the event that
                                         the Master Servicer fails to make such
                                         advances, the Trustee will be required
                                         to do so.

       Appraisal Reductions              If a Mortgage Loan becomes more than
                                         90 days delinquent or a Mortgage Loan
                                         becomes REO or the Special Servicer
                                         materially modifies a Mortgage Loan,
                                         the Special Servicer will obtain an
                                         appraisal on the property.  Advances
                                         of delinquent interest to the most
                                         subordinate class will be reduced to
                                         the extent of the interest on the
                                         Appraisal Reduction Amount.  The
                                         Appraisal Reduction Amount will
                                         generally be equal to the difference
                                         between (a) the scheduled balance of
                                         the Mortgage Loan plus any unpaid
                                         advances outstanding and other amounts
                                         payable with respect thereto and (b)
                                         an amount equal to 90% of the appraisal
                                         value of the property.

       Optional Call                     1.0% clean-up call, at the option of
                                         the Master Servicer or the majority
                                         holder of the Controlling Class.

       Controlling Class                 The most subordinate Class of
                                         Sequential Pay Certificates with an
                                         outstanding Certificate Balance at
                                         least equal to 25% of its initial
                                         Certificate Balance (or, if no such
                                         Class satisfies such criteria, the
                                         Class of Sequential Pay Certificates
                                         with the largest outstanding
                                         Certificate Balance).

       ERISA                             Classes A-1, A-2, A-3, and X are
                                         ERISA eligible.

       SMMEA None of the Classes of Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

       Electronic Reporting              Information  will be provided
                                         for modeling on Bloomberg, Trepp,
                                         Conquest, and Intex. Loan-level detail
                                         will be available through the Trustee's
                                         website.

       Contact NationsBanc Montgomery Securities LLC Commercial Mortgage Sales & Trading Ken Rivkin
                                         Bill Hale
                                         Geordie Walker
                                         Phone:   (704) 388-1597
                                         Fax:     (704) 388-9677


-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

COMBINED MORTGAGE POOL CHARACTERISTICS(1)
-----------------------------------------------------------------
General Characteristics
Initial Pool Balance                                 $492,491,697
Number of Mortgage Loans                                      128
Average Cut-off Date Balance                           $3,847,591
Weighted Average Mortgage Rate                              7.484%
Weighted Average Remaining Term to Maturity            225 Months
Weighted Average DSCR                                        1.12x
Weighted Average Cut-off Date LTV Ratio                     79.71%
Weighted Average Remaining Lock-out Period              85 Months
-----------------------------------------------------------------
-----------------------------------------------------------------
(1) Mortgage Pool as of Cut-off Date

PROPERTY TYPE

                                                                                          WEIGHTED
                        NUMBER OF                    % OF       WEIGHTED     WEIGHTED     AVERAGE
                        MORTGAGE       AGGREGATE    AGGREGATE    AVERAGE      AVERAGE     MORTGAGE
PROPERTY TYPE             LOANS         BALANCE      BALANCE     DSCR(1)    LTV RATIO(2)   RATE
--------------------------------------------------------------------------------------------------
 Retail                     102     $ 353,425,862    71.76%        1.13x       80.85%      7.482%
 Office                      13       103,727,792    21.06%        1.09x       78.59%      7.492%
 Industrial                   2        14,765,138     3.00%        1.03x       91.70%      7.828%
 Mobile Home                  4         9,193,043     1.87%        1.21x       45.29%      7.130%
 Restaurant                   5         5,518,013     1.12%        1.01x       75.06%      7.238%
 Hotel                        1         4,953,135     1.01%        1.54x       55.03%      7.430%
 Post Office                  1           908,714     0.18%        1.08x       83.37%      7.170%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      128      $492,491,697   100.00%        1.12x       79.71%      7.484%
--------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service for the NationsBank contributed loans. DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.

(2)      Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to
         Appraisal Value

MORTGAGE POOL BY PROPERTY TYPE
------------------------------
         [PIE CHART]

Retail................   71.76%
Hotel.................    1.01%
Industrial............    3.00%
Office................   21.06%
Restaurant............    1.12%
Post Office...........    0.18%
Mobile Home...........    1.87%

-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

PROPERTY LOCATION

                                                                                                  WEIGHTED
                       NUMBER OF                           % OF       WEIGHTED   WEIGHTED         AVERAGE
                        MORTGAGE        AGGREGATE       AGGREGATE     AVERAGE     AVERAGE         MORTGAGE
LOCATION                 LOANS           BALANCE         BALANCE       DSCR(1)   LTV RATIO(2)       RATE
----------------------------------------------------------------------------------------------------------
Texas                      9           $ 56,601,662       11.49%        1.06x      82.99%          7.651%
Massachusetts             11             56,403,995       11.45%        1.06x      85.07%          7.315%
New York                  19             55,351,584       11.24%        1.03x      83.35%          7.391%
South Carolina             3             50,538,115       10.26%        1.47x      56.73%          7.762%
Florida                    8             44,362,805        9.01%        1.03x      89.17%          7.249%
Georgia                    5             40,503,751        8.22%        1.09x      86.20%          7.466%
Pennsylvania              10             25,061,268        5.09%        1.05x      77.70%          7.493%
California                 4             18,420,292        3.74%        1.03x      82.58%          7.294%
Virginia                   9             17,566,025        3.57%        1.05x      81.39%          7.548%
North Carolina             9             17,555,911        3.56%        1.15x      81.77%          7.521%
Maryland                   3             17,475,114        3.55%        1.09x      84.43%          7.841%
Michigan                   7             14,154,769        2.87%        1.03x      87.61%          7.697%
Tennessee                  5             11,020,777        2.24%        1.26x      72.59%          7.399%
New Jersey                 4             10,678,551        2.17%        1.30x      75.91%          7.491%
Others                    22             56,797,079       11.53%        1.14x      73.50%          7.407%
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE   128           $492,491,697      100.00%        1.12x      79.71%          7.484%
----------------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service for the NationsBank contributed loans. DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service

(2)      Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to
         Appraisal Value

[ ] THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 27 STATES AND THE DISTRICT OF COLUMBIA.

                                     [MAP]

                          % OF
  PROPERTY LOCATION       TOTAL
  -----------------      -------
CA...................      3.74%
NC...................      3.56%
MD...................      3.55%
FL...................      9.01%
NJ...................      2.17%
TX...................     11.49%
WA...................      0.18%
VA...................      3.57%
NV...................      0.78%
NY...................     11.24%
IL...................      1.14%
GA...................      8.22%
SC...................     10.26%
DC...................      0.50%
NM...................      1.12%
MO...................      0.25%
PA...................      5.09%
MA...................     11.45%
OH...................      1.83%
AL...................      0.28%
CT...................      1.27%
KS...................      0.71%
MI...................      2.87%
AR...................       .80%
NE...................      1.12%

--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

CUT-OFF DATE BALANCE


                                                                                          WEIGHTED
                            NUMBER OF                  % OF      WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
CUT-OFF DATE BALANCE         LOANS        BALANCE     BALANCE     DSCR(1)   LTV RATIO(2)   RATE
--------------------------------------------------------------------------------------------------
$         0 - $   999,999       8      $  7,261,148    1.47%       1.06x       73.01%      7.391%
$ 1,000,000 - $ 1,499,999      27        35,285,603    7.16%       1.07x       79.61%      7.358%
$ 1,500,000 - $ 1,999,999      21        36,427,608    7.40%       1.09x       81.45%      7.579%
$ 2,000,000 - $ 2,499,999      19        41,469,488    8.42%       1.12x       81.13%      7.444%
$ 2,500,000 - $ 2,999,999       9        24,079,039    4.89%       1.08x       77.69%      7.661%
$ 3,000,000 - $ 3,499,999       7        22,731,786    4.62%       1.15x       76.64%      7.176%
$ 3,500,000 - $ 3,999,999       4        15,081,296    3.06%       1.23x       74.00%      7.508%
$ 4,000,000 - $ 4,999,999       6        28,042,683    5.69%       1.10x       82.31%      7.148%
$ 5,000,000 - $ 5,999,999      10        54,840,163   11.14%       1.08x       84.66%      7.505%
$ 6,000,000 - $ 6,999,999       2        12,832,386    2.61%       1.06x       82.18%      6.879%
$ 8,000,000 - $ 8,999,999       3        24,686,830    5.01%       1.01x       88.14%      7.246%
$ 9,000,000 - $ 9,999,999       1         9,438,111    1.92%       1.03x       90.10%      8.030%
$10,000,000 - $14,999,999       7        81,531,608   16.55%       1.07x       85.44%      7.504%
$15,000,000 - $19,999,999       3        55,234,283   11.22%       1.01x       83.81%      7.572%
$40,000,000 - $44,999,999       1        43,549,666    8.84%       1.54x       51.23%      7.855%

-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        128      $492,491,697  100.00%      1.12X        79.71%      7.484%
-------------------------------------------------------------------------------------------------


(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service for the NationsBank contributed loans. DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.

(2)      Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to
         Appraisal Value

[ ]      The average Cut-off Date Balance is $3,847,591.



--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)
--------------------------------------------------------------------------------



                                CREDIT LEASE LOANS

TENANT/GUARANTOR CREDIT RATING

                                                                                                WEIGHTED
                                 NUMBER OF                  % OF       WEIGHTED    WEIGHTED     AVERAGE
                                MORTGAGE      AGGREGATE   AGGREGATE    AVERAGE     AVERAGE      MORTGAGE
TENANT/GUARANTOR CREDIT RATING    LOANS        BALANCE     BALANCE      DSCR(1)   LTV RATIO(2)    RATE
--------------------------------------------------------------------------------------------------------
AAA                                 2     $   2,172,069      0.56%       1.00x       74.86%      7.41%
AA+                                 4         7,299,026      1.90%       1.37x       80.77%      7.35%
AA                                  8        25,580,378      6.65%       1.01x       88.12%      7.08%
AA-                                 5        28,657,199      7.45%       1.01x       90.91%      7.41%
A+                                  8        23,556,073      6.13%       1.06x       82.44%      7.11%
A                                  36       129,354,943     33.64%       1.06x       83.78%      7.52%
A-                                  7        36,202,989      9.42%       1.01x       88.40%      7.14%
BBB+                               24        64,407,035     16.75%       1.05x       81.72%      7.40%
BBB                                 1         5,412,269      1.41%       1.01x       84.57%      7.28%
BBB-                                5         9,587,874      2.49%       1.01x       89.80%      7.52%
BB-                                 1         5,468,645      1.42%       1.00x       77.02%      7.48%
Private                             9        46,772,781     12.17%       1.04x       87.48%      8.03%
--------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE            110     $ 384,471,281    100.00%       1.05X       85.02%      7.46%
--------------------------------------------------------------------------------------------------------


(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service

(2)      Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to
         Appraisal Value

[ ]      The weighted average credit rating is A-.

LEASE TYPE

                                                                                     WEIGHTED
                         NUMBER OF                  % OF    WEIGHTED   WEIGHTED       AVERAGE
                         MORTGAGE   AGGREGATE    AGGREGATE  AVERAGE    AVERAGE       MORTGAGE
LEASE TYPE                 LOANS    BALANCE       BALANCE   DSCR(1)   LTV RATIO(2)      RATE
--------------------------------------------------------------------------------------------------------
NNN                          42    158,105,930     41.12%    1.04x      84.93%        7.406%
NN                           59    140,660,298     36.59%    1.08x      80.72%        7.500%
Bond                          9     85,705,054     22.29%    1.01x      92.24%        7.477%
--------------------------------------------------------------------------------------------------------
TOTAL/WEIGHED AVERAGE       110    384,471,281    100.00%    1.05X      85.02%        7.456%
--------------------------------------------------------------------------------------------------------



(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.

(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value



--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)


TENANT/GUARANTOR

                                                                                                                WEIGHTED
                                       NUMBER OF                   % OF      % OF     WEIGHTED    WEIGHTED      AVERAGE
                                        MORTGAGE      AGGREGATE  AGGREGATE   TOTAL     AVERAGE     AVERAGE      MORTGAGE
TENANT/GUARANTOR                         LOANS         BALANCE    BALANCE    POOL      DSCR(1)   LTV RATIO(2)     RATE
------------------------------------------------------------------------------------------------------------------------
Rite Aid Corporation                       21      $ 36,920,079   9.60%      7.50%      1.07x      80.50%         7.58%
CVS Corporation                            16        35,380,819   9.20%      7.18%      1.07x      84.07%         7.62%
Koninklijke Ahold, N.V.                     4        31,894,014   8.30%      6.48%      1.10x      86.03%         7.35%
Home Depot U.S.A., Inc.                     3        25,442,099   6.62%      5.17%      1.00x      92.85%         7.44%
Eckerd Corporation                         12        25,103,857   6.53%      5.10%      1.04x      89.30%         7.37%
Walgreen Co.                                8        23,556,073   6.13%      4.78%      1.06x      82.44%         7.11%
Circuit City Stores, Inc.                   3        20,416,637   5.31%      4.15%      1.05x      86.33%         8.04%
CareGroup, Inc.                             1        19,888,048   5.17%      4.04%      1.03x      84.27%         7.25%
Blue Cross and Blue Shield of Texas, Inc.   1        19,614,898   5.10%      3.98%      1.00x      75.40%         7.98%
Wal-Mart Stores, Inc.                       2        18,727,630   4.87%      3.80%      1.01x      92.96%         7.04%
Food Lion, Inc.                             3        17,377,460   4.52%      3.53%      1.00x     101.50%         6.76%
Georgia Baptist Health Care System, Inc.    1        12,063,666   3.14%      2.45%      1.00x      89.63%         8.16%
KeyBank National Association                1        10,630,221   2.76%      2.16%      1.01x      75.42%         7.25%
The Pep Boys - Manny, Moe & Jack            5         9,587,874   2.49%      1.95%      1.01x      89.80%         7.52%
John H. Harland Company                     1         9,438,111   2.45%      1.92%      1.03x      90.10%         8.03%
Wegmans Food Markets, Inc.                  1         8,234,242   2.14%      1.67%      1.00x      80.97%         7.50%
McDonald's Corporation                      5         5,518,013   1.44%      1.12%      1.01x      75.06%         7.24%
The TJX Companies, Inc.                     1         5,494,357   1.43%      1.12%      1.05x      73.26%         7.58%
MedPartners, Inc.                           1         5,468,645   1.42%      1.11%      1.00x      77.02%         7.48%
Riggs Bank, N.A.                            1         5,412,269   1.41%      1.10%      1.01x      84.57%         7.28%
Hanson North America, Inc.                  1         5,327,027   1.39%      1.08%      1.04x      94.53%         7.47%
WellPoint Health Networks, Inc.             1         4,524,753   1.18%      0.92%      1.00x      76.69%         6.73%
State of New Jersey                         1         3,859,390   1.00%      0.78%      1.69x      72.68%         7.54%
Tandy Corporation                           1         3,758,750   0.98%      0.76%      1.03x      66.70%         7.50%
Amoco Oil Company                           3         3,439,636   0.89%      0.70%      1.01x      89.84%         7.13%
American Drug Stores, Inc.                  1         3,074,155   0.80%      0.62%      1.04x      87.21%         7.31%
Bridgestone/Firestone, Inc.                 2         2,219,915   0.58%      0.45%      1.08x      84.31%         7.93%
Exxon Corporation                           2         2,172,069   0.56%      0.44%      1.00x      74.86%         7.41%
The Chase Manhattan Bank                    1         2,009,949   0.52%      0.41%      1.10x      69.31%         7.40%
Hannaford Bros. Co.                         1         1,725,738   0.45%      0.35%      1.00x      77.91%         7.48%
Boston Gas Company                          1         1,404,108   0.37%      0.29%      1.13x      66.55%         7.29%
Sears, Roebuck & Co.                        1         1,338,180   0.35%      0.27%      1.00x      87.18%         7.06%
Mobil Oil Corporation                       1         1,334,735   0.35%      0.27%      1.00x      74.15%         6.95%
NationsBank, N.A.                           1         1,205,151   0.31%      0.24%      1.00x      86.08%         6.86%
United States Postal Service                1           908,714   0.24%      0.18%      1.08x      83.37%         7.17%
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    110      $384,471,281 100.00%     78.07%      1.05X      85.02%         7.46%
------------------------------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.

(2)      Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to
         Appraisal Value




--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



TENANT/GUARANTOR INDUSTRY

                                                                                               WEIGHTED
                                    NUMBER OF                 % OF      WEIGHTED    WEIGHTED   AVERAGE
                                    MORTGAGE    AGGREGATE   AGGREGATE   AVERAGE     AVERAGE    MORTGAGE
TENANT/GUARANTOR INDUSTRY             LOANS      BALANCE     BALANCE    DSCR(1)   LTV RATIO(2)   RATE
-------------------------------------------------------------------------------------------------------
Retail Drug                            58      $124,034,983    32.26%      1.06x     83.83%      7.454%
Healthcare Services                     5        61,560,009    16.01%      1.01x     81.29%      7.643%
Retail Grocery                          9        59,231,454    15.41%      1.05x     89.63%      7.204%
Retail Building Materials               4        30,769,126     8.00%      1.01x     93.14%      7.443%
Retail Electronics                      4        24,175,387     6.29%      1.05x     83.28%      7.957%
Banking                                 4        19,257,590     5.01%      1.02x     78.02%      7.250%
Retail Discount & General Merchandise   2        18,727,630     4.87%      1.01x     92.96%      7.037%
Automotive                              7        11,807,789     3.07%      1.02x     88.77%      7.594%
Printing                                1         9,438,111     2.45%      1.03x     90.10%      8.030%
Energy                                  7         8,350,548     2.17%      1.03x     79.52%      7.201%
Food Service                            5         5,518,013     1.44%      1.01x     75.06%      7.238%
Retail Apparel                          1         5,494,357     1.43%      1.05x     73.26%      7.580%
Government                              1         3,859,390     1.00%      1.69x     72.68%      7.540%
Department Stores                       1         1,338,180     0.35%      1.00x     87.18%      7.060%
Post Office                             1           908,714     0.24%      1.08x     83.37%      7.170%
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                110      $384,471,281   100.00%      1.05x     85.02%      7.456%
-------------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value

PROPERTY TYPE

                                                                                        WEIGHTED
                             NUMBER OF                 % OF      WEIGHTED    WEIGHTED   AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE   AVERAGE     AVERAGE    MORTGAGE
PROPERTY TYPE                  LOANS      BALANCE     BALANCE    DSCR(1)   LTV RATIO(2)   RATE
------------------------------------------------------------------------------------------------
Retail                          91      $277,198,320   72.10%      1.05x      86.44%      7.414%
Office                          11        86,081,096   22.39%      1.05x      79.93%      7.545%
Industrial                       2        14,765,138    3.84%      1.03x      91.70%      7.828%
Restaurant                       5         5,518,013    1.44%      1.01x      75.06%      7.238%
Post Office                      1           908,714    0.24%      1.08x      83.37%      7.170%
------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         110      $384,471,281  100.00%      1.05x      85.02%      7.456%
------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



GEOGRAPHIC LOCATION

                                                                                    WEIGHTED
                          NUMBER OF                 %  OF     WEIGHTED   WEIGHTED   AVERAGE
                          MORTGAGE    AGGREGATE    AGGREGATE  AVERAGE    AVERAGE    MORTGAGE
LOCATION                    LOANS      BALANCE     BALANCE    DSCR(1)  LTV RATIO(2)   RATE
--------------------------------------------------------------------------------------------
Massachusetts                11     $ 56,403,995    14.67%      1.06x      85.07%     7.315%
New York                     19       55,351,584    14.40%      1.03x      83.35%     7.391%
Texas                         6       47,946,507    12.47%      1.01x      83.36%     7.623%
Florida                       7       37,994,662     9.88%      1.01x      93.65%     7.291%
Georgia                       4       26,103,133     6.79%      1.01x      92.80%     7.607%
Pennsylvania                  9       23,091,902     6.01%      1.04x      78.25%     7.493%
California                    4       18,420,292     4.79%      1.03x      82.58%     7.294%
Virginia                      9       17,566,025     4.57%      1.05x      81.39%     7.548%
Maryland                      2       14,229,036     3.70%      1.02x      89.44%     7.953%
Michigan                      7       14,154,769     3.68%      1.03x      87.61%     7.697%
North Carolina                6       10,868,690     2.83%      1.06x      86.67%     7.362%
New Jersey                    4       10,678,551     2.78%      1.30x      75.91%     7.491%
Ohio                          2        8,996,736     2.34%      1.14x      75.94%     7.548%
South Carolina                2        6,988,449     1.82%      1.02x      91.00%     7.181%
Tennessee                     4        6,067,642     1.58%      1.04x      86.92%     7.374%
Illinois                      2        5,600,230     1.46%      1.03x      85.38%     6.908%
Nebraska                      1        5,491,421     1.43%      1.00x      89.36%     7.910%
Arkansas                      1        3,930,121     1.02%      1.12x      76.61%     7.600%
Nevada                        2        3,820,122     0.99%      1.02x      75.90%     7.188%
Maine                         2        3,806,759     0.99%      1.29x      75.36%     7.738%
District of Columbia          2        2,484,992     0.65%      1.19x      74.71%     7.081%
Alabama                       1        1,366,206     0.36%      1.07x      88.14%     6.900%
Missouri                      1        1,243,073     0.32%      1.00x      92.42%     7.060%
Connecticut                   1          957,674     0.25%      1.09x      87.06%     8.150%
Washington                    1          908,714     0.24%      1.08x      83.37%     7.170%
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      110     $384,471,281   100.00%      1.05x      85.02%     7.456%
--------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



CUT-OFF DATE BALANCE

                                                                                           WEIGHTED
                            NUMBER OF                   % OF      WEIGHTED     WEIGHTED    AVERAGE
                            MORTGAGE     AGGREGATE    AGGREGATE   AVERAGE      AVERAGE     MORTGAGE
CUT-OFF DATE BALANCE          LOANS       BALANCE      BALANCE     DSCR(1)    LTV RATIO(2)   RATE
---------------------------------------------------------------------------------------------------
$0 to $999,999                  7      $  6,319,781     1.64%        1.03x       80.04%      7.430%
$1,000,000 to $1,499,999       26        34,102,643     8.87%        1.06x       79.64%      7.368%
$1,500,000 to $1,999,999       19        32,764,600     8.52%        1.07x       82.29%      7.560%
$2,000,000 to $2,499,999       16        34,923,379     9.08%        1.08x       84.11%      7.505%
$2,500,000 to $2,999,999        7        18,570,223     4.83%        1.03x       83.30%      7.693%
$3,000,000 to $3,499,999        4        12,758,880     3.32%        1.04x       88.58%      7.071%
$3,500,000 to $3,999,999        4        15,081,296     3.92%        1.23x       74.00%      7.508%
$4,000,000 to $4,999,999        5        23,089,548     6.01%        1.01x       88.16%      7.087%
$5,000,000 to $5,999,999        8        43,906,477    11.42%        1.04x       86.38%      7.384%
$6,000,000 to $6,999,999        1         6,464,242     1.68%        1.00x      101.64%      6.760%
$8,000,000 to $8,999,999        3        24,686,830     6.42%        1.01x       88.14%      7.246%
$9,000,000 to $9,999,999        1         9,438,111     2.45%        1.03x       90.10%      8.030%
$10,000,000 to $14,999,999      6        67,130,989    17.46%        1.03x       87.85%      7.567%
$15,000,000 to $19,999,999      3        55,234,283    14.37%        1.01x       83.81%      7.572%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        110      $384,471,281   100.00%        1.05x       85.02%      7.456%
---------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The average Cut-off Date Balance is $3,495,193.


DEBT SERVICE COVERAGE RATIO

                                                                                              WEIGHTED
                                  NUMBER OF                   % OF      WEIGHTED   WEIGHTED   AVERAGE
                                  MORTGAGE     AGGREGATE    AGGREGATE   AVERAGE    AVERAGE    MORTGAGE
DEBT SERVICE COVERAGE RATIO         LOANS       BALANCE      BALANCE     DSCR(1) LTV RATIO(2)   RATE
------------------------------------------------------------------------------------------------------
 1.000x to 1.009x                     37      $169,965,851    44.21%      1.00x      89.19%     7.458%
 1.010x to 1.019x                      3        24,306,632     6.32%      1.01x      81.67%     7.144%
 1.030x to 1.039x                     12        58,257,482    15.15%      1.03x      85.82%     7.496%
 1.040x to 1.049x                     11        29,419,107     7.65%      1.04x      86.43%     7.410%
 1.050x to 1.059x                      4         9,979,618     2.60%      1.05x      78.69%     7.486%
 1.060x to 1.069x                     10        19,495,308     5.07%      1.06x      80.38%     7.609%
 1.070x to 1.079x                     12        20,445,241     5.32%      1.07x      81.92%     7.494%
 1.080x to 1.089x                      5         6,862,167     1.78%      1.08x      80.65%     7.539%
 1.090x to 1.099x                      2         2,662,886     0.69%      1.09x      79.10%     7.984%
 1.100x to 1.199x                      9        32,263,287     8.39%      1.16x      75.99%     7.392%
 1.200x to 1.499x                      4         6,954,312     1.81%      1.34x      68.44%     7.765%
 Greater than 1.500x                   1         3,859,390     1.00%      1.69x      72.68%     7.540%
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE               110      $384,471,281   100.00%      1.05x      85.02%     7.456%
------------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Debt Service Coverage Ratio is 1.05x.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



LOAN-TO-LEASED FEE VALUE

                                                                                            WEIGHTED
                              NUMBER OF                  % OF       WEIGHTED    WEIGHTED    AVERAGE
                              MORTGAGE    AGGREGATE    AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
LOAN-TO-LEASED FEE VALUE        LOANS      BALANCE      BALANCE      DSCR(1)  LTV RATIO(2)    RATE
----------------------------------------------------------------------------------------------------
45.00% to 49.99%                  1      $  1,129,824     0.29%       1.06x       45.19%      7.570%
50.00% to 54.99%                  1           938,694     0.24%       1.00x       52.15%      7.120%
60.00% to 64.99%                  1         1,279,841     0.33%       1.37x       63.99%      7.290%
65.00% to 69.99%                  7        15,192,582     3.95%       1.13x       67.78%      7.581%
70.00% to 74.99%                  8        22,942,184     5.97%       1.20x       72.57%      7.578%
75.00% to 79.99%                 19        79,448,412    20.66%       1.06x       77.03%      7.527%
80.00% to 84.99%                 29        81,614,626    21.23%       1.04x       83.10%      7.399%
85.00% to 89.99%                 20        69,818,121    18.16%       1.02x       88.15%      7.663%
90.00% to 94.99%                 10        44,381,770    11.54%       1.01x       92.72%      7.530%
95.00% to 99.99%                 11        50,347,767    13.10%       1.01x       96.82%      7.243%
100.00% to 109.99%                3        17,377,460     4.52%       1.00x      101.50%      6.760%
----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          110      $384,471,281   100.00%       1.05x       85.02%      7.456%
----------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Loan-to-Value is 85.02%.



LOAN-TO-DARK VALUE

                                                                                           WEIGHTED
                             NUMBER OF                  % OF      WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE    AGGREGATE    AGGREGATE   AVERAGE     AVERAGE      MORTGAGE
LOAN-TO-DARK VALUE             LOANS      BALANCE      BALANCE     DSCR(1)  LTV RATIO(2)     RATE
---------------------------------------------------------------------------------------------------
Less than 75%                     6     $  9,202,103     2.39%       1.01x       82.59%      7.392%
75.00% to 99.99%                 15       61,280,523    15.94%       1.04x       81.64%      7.512%
100.00% to 109.99%               24       93,176,634    24.24%       1.04x       80.77%      7.637%
110.00% to 119.99%               33       94,934,232    24.69%       1.08x       83.29%      7.482%
120.00% to 129.99%               10       53,635,404    13.95%       1.02x       86.20%      7.378%
130.00% to 139.99%               13       38,849,653    10.10%       1.02x       93.01%      7.377%
140.00% to 149.99%                7       22,324,014     5.81%       1.02x       96.98%      6.969%
150.00% to 159.99%                1        5,741,691     1.49%       1.00x      101.80%      6.760%
160.00% to 169.99%                1        5,327,027     1.39%       1.04x       94.53%      7.470%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          110     $384,471,281   100.00%       1.05x       85.02%      7.456%
---------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Loan-to-Dark Value is 113.3%.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



GROSS COUPON RATE

                                                                                         WEIGHTED
                              NUMBER OF                 % OF      WEIGHTED    WEIGHTED   AVERAGE
                              MORTGAGE    AGGREGATE   AGGREGATE   AVERAGE     AVERAGE    MORTGAGE
GROSS COUPON RATE               LOANS      BALANCE     BALANCE     DSCR(1)  LTV RATIO(2)   RATE
-------------------------------------------------------------------------------------------------
6.500% to 6.749%                  1     $  4,524,753     1.18%      1.00x      76.69%      6.730%
6.750% to 6.999%                 14       48,882,244    12.71%      1.02x      92.14%      6.853%
7.000% to 7.249%                 15       48,690,343    12.66%      1.05x      88.48%      7.099%
7.250% to 7.499%                 29      118,174,974    30.74%      1.03x      86.45%      7.364%
7.500% to 7.749%                 23       56,597,470    14.72%      1.11x      77.62%      7.579%
7.750% to 7.999%                 21       64,985,042    16.90%      1.04x      80.22%      7.868%
8.000% to 8.249%                  7       42,616,455    11.08%      1.04x      86.93%      8.100%
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          110     $384,471,281   100.00%      1.05x      85.02%      7.456%
-------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Gross Coupon is 7.456%.



ORIGINAL TERM TO MATURITY

                                                                                         WEIGHTED
                              NUMBER OF                 % OF      WEIGHTED    WEIGHTED   AVERAGE
                              MORTGAGE    AGGREGATE   AGGREGATE   AVERAGE     AVERAGE    MORTGAGE
ORIGINAL TERM TO MATURITY       LOANS      BALANCE     BALANCE     DSCR(1)  LTV RATIO(2)   RATE
-------------------------------------------------------------------------------------------------
120 to 179 months                11     $ 42,006,925    10.93%      1.08x      73.25%      7.324%
180 to 239 months                66      173,832,755    45.21%      1.05x      82.14%      7.516%
240 to 299 months                21      112,514,415    29.26%      1.05x      88.06%      7.519%
300 to 360 months                12       56,117,186    14.60%      1.01x      96.64%      7.246%
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          110     $384,471,281   100.00%      1.05x      85.02%      7.456%
-------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Original Term is 247 months.



REMAINING TERM TO MATURITY

                                                                                         WEIGHTED
                              NUMBER OF                 % OF      WEIGHTED    WEIGHTED   AVERAGE
                              MORTGAGE    AGGREGATE   AGGREGATE   AVERAGE     AVERAGE    MORTGAGE
REMAINING TERM TO MATURITY      LOANS      BALANCE     BALANCE     DSCR(1)  LTV RATIO(2)   RATE
-------------------------------------------------------------------------------------------------
 60 to 119 months                 2     $ 14,388,971     3.74%      1.02x      73.14%      7.315%
120 to 179 months                10       29,180,239     7.59%      1.11x      73.39%      7.332%
180 to 239 months                75      199,155,968    51.80%      1.05x      82.44%      7.497%
240 to 299 months                23      141,746,103    36.87%      1.03x      92.24%      7.439%
-------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          110     $384,471,281   100.00%      1.05x      85.02%      7.456%
-------------------------------------------------------------------------------------------------

(1) DSCR for the Credit Lease loans is the ratio of the Cutoff Monthly Net Operating Income to the Cutoff monthly debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Remaining Term is 232 months.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



                                NATIONSBANK LOANS
PROPERTY TYPE

                                                                                          WEIGHTED
                            NUMBER OF                  % OF        WEIGHTED    WEIGHTED   AVERAGE
                            MORTGAGE   AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    MORTGAGE
PROPERTY TYPE                 LOANS     BALANCE       BALANCE       DSCR(1)  LTV RATIO(2)   RATE
--------------------------------------------------------------------------------------------------
Retail                         11    $ 76,227,542      70.57%        1.41x      60.49%      7.729%
Office                          2      17,646,696      16.34%        1.28x      72.06%      7.236%
Mobile Home                     4       9,193,043       8.51%        1.21x      45.29%      7.130%
Hotel                           1       4,953,135       4.59%        1.54x      55.03%      7.430%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18    $108,020,416     100.00%        1.38x      60.84%      7.584%
--------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value



GEOGRAPHIC DISTRIBUTION

                                                                                          WEIGHTED
                            NUMBER OF                  % OF        WEIGHTED    WEIGHTED   AVERAGE
                            MORTGAGE   AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    MORTGAGE
LOCATION                      LOANS     BALANCE       BALANCE       DSCR(1)  LTV RATIO(2)   RATE
--------------------------------------------------------------------------------------------------
South Carolina                  1    $ 43,549,666      40.32%        1.54x      51.23%      7.855%
Georgia                         1      14,400,618      13.33%        1.25x      74.23%      7.210%
Texas                           3       8,655,155       8.01%        1.29x      80.91%      7.801%
North Carolina                  3       6,687,221       6.19%        1.28x      73.82%      7.779%
Florida                         1       6,368,143       5.90%        1.12x      62.43%      7.000%
New Mexico                      1       5,521,822       5.11%        1.25x      73.62%      7.670%
Connecticut                     2       5,309,902       4.92%        1.21x      49.33%      7.130%
Tennessee                       1       4,953,135       4.59%        1.54x      55.03%      7.430%
New Hampshire                   2       3,883,141       3.59%        1.21x      39.77%      7.130%
Kansas                          1       3,476,168       3.22%        1.28x      69.52%      7.440%
Maryland                        1       3,246,078       3.01%        1.40x      62.42%      7.350%
Pennsylvania                    1       1,969,366       1.82%        1.25x      71.25%      7.500%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         18    $108,020,416     100.00%        1.38x      60.84%      7.584%
--------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



CUT-OFF DATE BALANCE

                                                                                          WEIGHTED
                             NUMBER OF                 % OF       WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
CUT-OFF DATE BALANCE           LOANS      BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
--------------------------------------------------------------------------------------------------
$0          - $   999,999        1     $    941,368     0.87%       1.20x       25.79%      7.130%
$1,000,000  - $ 1,999,999        3        4,845,968     4.49%       1.23x       75.11%      7.579%
$2,000,000  - $ 2,999,999        5       12,054,925    11.16%       1.29x       62.29%      7.318%
$3,000,000  - $ 3,999,999        3        9,972,906     9.23%       1.30x       61.37%      7.310%
$4,000,000  - $ 4,999,999        1        4,953,135     4.59%       1.54x       55.03%      7.430%
$5,000,000  - $ 7,499,999        3       17,301,830    16.02%       1.20x       72.12%      7.627%
$10,000,000 - $14,999,999        1       14,400,618    13.33%       1.25x       74.23%      7.210%
$35,000,000 - $45,000,000        1       43,549,666    40.32%       1.54x       51.23%      7.855%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18     $108,020,416   100.00%       1.38x       60.84%      7.584%
--------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The average Cut-off Date Balance is $6,001,134.



DEBT SERVICE COVERAGE RATIO

                                                                                          WEIGHTED
                             NUMBER OF                 % OF       WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
DEBT SERVICE COVERAGE RATIO    LOANS      BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
--------------------------------------------------------------------------------------------------
1.10x - 1.19x                    1     $  6,368,143     5.90%       1.12x       62.43%      7.000%
1.20x - 1.29x                   12       45,416,526    42.04%       1.24x       69.03%      7.486%
1.35x - 1.39x                    1        2,426,537     2.25%       1.38x       69.83%      7.320%
1.40x - 1.49x                    2        5,306,409     4.91%       1.41x       68.95%      7.164%
1.50x - 1.59x                    2       48,502,802    44.90%       1.54x       51.62%      7.812%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18     $108,020,416   100.00%       1.38x       60.84%      7.584%
--------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Debt Service Coverage Ratio is 1.38x.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



CUT-OFF DATE LTV

                                                                                           WEIGHTED
                             NUMBER OF                  % OF       WEIGHTED    WEIGHTED    AVERAGE
                             MORTGAGE     AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
CUT-OFF DATE LTV               LOANS       BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
20.0% - 29.9%                    1      $    941,368     0.87%       1.20x       25.79%      7.130%
30.0% - 49.9%                    2         5,001,015     4.63%       1.21x       44.86%      7.130%
50.0% - 59.9%                    3        51,753,462    47.91%       1.52x       51.62%      7.769%
60.0% - 64.9%                    2         9,614,221     8.90%       1.22x       62.43%      7.118%
65.0% - 69.9%                    2         5,902,705     5.46%       1.32x       69.65%      7.391%
70.0% - 74.9%                    3        21,891,806    20.27%       1.25x       73.81%      7.352%
75.0% - 79.9%                    4         7,503,976     6.95%       1.28x       77.39%      7.563%
80.0% - 84.9%                    1         5,411,864     5.01%       1.25x       82.00%      8.320%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,020,416   100.00%       1.38x       60.84%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Cut-off LTV is 60.84%.



MATURITY DATE LOAN TO VALUE

                                                                                           WEIGHTED
                             NUMBER OF                  % OF       WEIGHTED    WEIGHTED    AVERAGE
                             MORTGAGE     AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
MATURITY DATE LTV              LOANS       BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
 0.0% - 29.9%                    9      $ 71,354,921    66.06%       1.42x        2.47%      7.628%
30.0% - 49.9%                    3         9,349,038     8.65%       1.43x       37.57%      7.416%
50.0% - 59.9%                    3        20,995,443    19.44%       1.25x       57.18%      7.487%
60.0% - 64.9%                    3         6,321,016     5.85%       1.29x       61.44%      7.659%
---------------------------------------------------------------------------------------------------
Total/Weighted Average          18      $108,020,416   100.00%       1.38x       19.59%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Maturity Date LTV Ratio is the ratio of the Maturity Balance to Appraisal Value
[ ] The weighted average Maturity Date Loan-to-Value Ratio is 19.59%.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



GROSS COUPON RATE

                                                                                           WEIGHTED
                             NUMBER OF                 % OF        WEIGHTED    WEIGHTED    AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE     AVERAGE     AVERAGE     MORTGAGE
GROSS COUPON RATE              LOANS      BALANCE     BALANCE       DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
6.750% - 6.999%                  1      $  2,060,331     1.91%       1.41x       79.24%      6.870%
7.000% - 7.249%                  7        31,144,765    28.83%       1.21x       63.45%      7.137%
7.250% - 7.499%                  4        14,101,918    13.05%       1.42x       62.85%      7.395%
7.500% - 7.749%                  2         7,491,188     6.93%       1.25x       73.00%      7.625%
7.750% - 7.999%                  1        43,549,666    40.32%       1.54x       51.23%      7.855%
8.000% - 8.499%                  3         9,672,549     8.95%       1.24x       79.40%      8.197%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,020,416   100.00%       1.38x       60.84%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Gross Coupon is 7.584%.



ORIGINAL TERM TO MATURITY

                                                                                           WEIGHTED
                             NUMBER OF                 % OF        WEIGHTED    WEIGHTED    AVERAGE
                             MORTGAGE    AGGREGATE   AGGREGATE     AVERAGE     AVERAGE     MORTGAGE
ORIGINAL TERM TO MATURITY      LOANS      BALANCE     BALANCE       DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
         180 Months             11      $ 46,509,807    43.06%       1.28x       71.28%      7.426%
         240 Months              7        61,510,609    56.94%       1.46x       52.95%      7.703%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,020,416   100.00%       1.38x       60.84%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Original Term is 214 months.




--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



ORIGINAL AMORTIZATION TERM

                                                                                           WEIGHTED
                             NUMBER OF                  % OF       WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE     AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
ORIGINAL AMORTIZATION TERM     LOANS       BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
         180 months              1      $  3,476,168     3.22%       1.28x       69.52%      7.440%
         240 months              9        69,848,118    64.66%       1.42x       54.33%      7.634%
         300 months              4        13,974,496    12.94%       1.37x       70.06%      7.723%
         360 months              4        20,721,634    19.18%       1.26x       75.11%      7.347%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,020,416   100.00%       1.38x       60.84%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Original Amortization Term is 269 months.



REMAINING TERM TO MATURITY

                                                                                           WEIGHTED
                             NUMBER OF                  % OF       WEIGHTED    WEIGHTED     AVERAGE
                             MORTGAGE     AGGREGATE   AGGREGATE    AVERAGE     AVERAGE     MORTGAGE
REMAINING TERM TO MATURITY     LOANS       BALANCE     BALANCE      DSCR(1)  LTV RATIO(2)    RATE
---------------------------------------------------------------------------------------------------
121 - 180 Months                11      $ 46,509,807    43.06%       1.28x       71.28%      7.426%
181 - 240 Months                 7        61,510,609    56.94%       1.46x       52.95%      7.703%
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          18      $108,020,416   100.00%       1.38x       60.84%      7.584%
---------------------------------------------------------------------------------------------------

(1) DSCR is the ratio of Underwriting Net Operating Income to the annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal
    Value
[ ] The weighted average Remaining Term is 201 months.







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

PREPAYMENT PREMIUM ALLOCATION

All Prepayment Premiums are distributed to Certificate holders on the distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated among the Class A through E, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of total principal distribution to Certificate holders to which such class is entitled. Any excess amounts will be distributed to the Class X Certificates.

The Discount Rate Fraction for Classes A through E is defined as:

         (Coupon on Class - Reinvestment Yield)/(Gross Mortgage Loan Rate -
          Reinvestment Yield)

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

A yield maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

General Prepayment Premium Allocation Example:

Assuming the structure represented in this term sheet and the following assumptions:

Only two Classes of Certificates:  A-1 and X.

    Mortgage loan characteristics of loan being prepaid:

          Balance (at prepayment)                            $28,014,749.54

          Gross Mortgage Rate                                         7.515%

          Remaining Term (months)                                        71

    Treasury Yield (MEY)                                              4.616%

    Yield Maintenance Collected                              $ 4,054,242.81

     Certificate Characteristics:

          Class A-1 Coupon                                            5.782%



-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

DISCOUNT FRACTION EXAMPLE:

NATIONSLINK SERIES 1999-LTL-1


                                                             CLASS A-1                     CLASS X
DISCOUNT RATE FRACTION CALCULATION:                        CERTIFICATES                  CERTIFICATES
                                                      --------------------------------------------------
(Class A-1 Coupon - Reinvestment Yield)/ (Gross          (5.782% - 4.616%)/           (100% - 40.230%)=
Mortgage Rate - Reinvestment Yield) =                    (7.515% - 4.616%) =
                                                            1.166%/2.899%

% of Premium allocated to Classes                                 40.230%                       59.770%
(Discount Rate Fraction)

$ Premium allocated to Classes                          $   1,631,018.30                $ 2,423,224.51








-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

SIGNIFICANT COMMERCIAL LOANS

CREDIT LEASE LOANS

Each of the following six Credit Lease Loans, or group of related Credit Lease Loans (other than the Blue Cross Participation), represents at least 5.10% of the aggregate Cut-off Date Balance. The following information with respect to the five largest Credit Lease Tenants by aggregate Cut-off Date Balances has been prepared on the basis of publicly available information as described below. The Depositor makes no representations with respect to the accuracy of such information nor does it purport to be a complete description of the operations or condition of each respective Credit Lease Tenant.

The Rite Aid Loans and Credit Leases.

Twenty-one Credit Lease Loans (the "Rite Aid Loans") having an aggregate Cut-off Date Balance of $36,920,079 and constituting 9.60% of the aggregate Cut-off Date Balance of the Credit Lease Loans and 7.50% of the aggregate Cut-off Date Balance, are secured by Credit Leases (the "Rite Aid Credit Leases") having Rite Aid Corporation ("Rite Aid") as the Credit Lease tenant or, if not the Credit Lease tenant, as the guarantor. The long-term debt rating of Rite Aid's obligations are "BBB+" by S&P and "Baa1" by Moody's. Rite Aid's rating is currently on "negative outlook" by S&P. The Rite Aid Loans bear interest at fixed rates ranging from 6.90% to 8.01% per annum.

Rite Aid is a Delaware corporation operating a chain of retail drugstores in the United States. As of June 30, 1998, Rite Aid operated 4,010 drugstores in 21 states and the District of Columbia. Rite Aid is in the process of replacing 300 smaller stores with larger, more modern facilities and plans to open an additional 200 stores over the next year.

Rite Aid's common stock trades on the New York Stock Exchange ("NYSE") under the symbol "RAD," and its World Wide Web site is located at http://www.riteaid.com.

The following information with respect to Rite Aid was obtained from Rite Aid's 1997 annual report on Form 10-K for the fiscal year ended March 1, 1998 and Form 10-Q for the 39 weeks ended November 28, 1998:

Rite Aid (in thousands)      39 WEEKS ENDED        YEAR ENDED          YEAR ENDED
                           NOVEMBER 28, 1998    FEBRUARY 28, 1998     MARCH 1, 1997
--------------------------------------------------------------------------------------
Net Sales                    $  9,166,640          $11,375,105         $6,970,201
--------------------------------------------------------------------------------------
Operating (Loss) Profit      $    141,735          $   689,793         $  423,457
--------------------------------------------------------------------------------------
Net (Loss) Profit            $     85,041          $   316,435         $  115,377
--------------------------------------------------------------------------------------
Total Assets                 $  8,259,205          $ 7,655,346         $6,416,981
--------------------------------------------------------------------------------------
Total Shareholders' Equity   $  2,925,202          $ 2,916,464         $2,488,685
--------------------------------------------------------------------------------------

The Rite Aid Loans are each secured by a fee mortgage on (except in the case of the loan in Old Forge, Pennsylvania, a leasehold mortgage) retail stores in Pittstown, Pennsylvania; Wytheville, Virginia; Reidsville, North Carolina; Ridgewood, New York; Saginaw Township, Michigan; Tonawanda, New York; Union Springs, Alabama; Moscow, Pennsylvania; Washington, D.C.; Pearisburg, Virginia; Utica, Michigan; Kalkaska, Michigan; Howell, Michigan; Pulaski, Virginia; Flint, Michigan; Elmira, New York; Castle Shannon, Pennsylvania; Buffalo, New York; Bridgeport, Michigan; and Manchester, Georgia.





-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

The CVS Loans and Credit Leases.

Sixteen Credit Lease Loans (the "CVS Loans"), having an aggregate Cut-off Date Balance of $35,380,819 and constituting 9.20% of the aggregate Cut-off Date Balance of the Credit Lease Loans and 7.18% of the aggregate Cut-off Date Balance are secured by Credit Leases (the "CVS Credit Leases") which are guaranteed by CVS Corporation ("CVS"). The long-term debt obligations of CVS are rated "A" by S&P and "A3" by Moody's. The CVS Loans bear interest at fixed rates ranging from 7.30% to 8.20% per annum.

CVS is the leading drug store chain in the Northeast, Mid-Atlantic, Southeast, and Midwest regions. They are in the final stages of converting the remaining CVS Revco stores to the CVS brand, and as of the end of August 1998, CVS operated 4,071 stores in 24 states and the District of Columbia.

CVS's stock trades on the NYSE under the symbol "CVS," and its World Wide Web sites is located at http://www.cvs.com.

The following information with respect to CVS was obtained from CVS's 1997 annual report on Form 10-K for the fiscal year ended December 31, 1997 and Form 10-Q for the nine months ended September 26, 1998.


CVS (in millions)          NINE MONTHS ENDED      YEAR ENDED           YEAR ENDED
                          SEPTEMBER 26, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------------
Net Sales                     $ 11,082.5           $10,944.8           $12,738.2
--------------------------------------------------------------------------------------
Operating (Loss) Profit       $    505.1           $   540.8           $   199.8
--------------------------------------------------------------------------------------
Net (Loss) Profit             $    250.6           $   176.8           $    37.7
--------------------------------------------------------------------------------------
Total Assets                  $  6,510.0           $ 5,693.7           $ 5,636.9
--------------------------------------------------------------------------------------
Total Shareholders' Equity    $  2,972.3           $ 2,196.4           $ 2,361.4
--------------------------------------------------------------------------------------



The CVS Loans are each secured by a fee mortgage on (except in the case of the CVS Loans in Rochester (Monroe St.), New York and North Babylon, New York, a leasehold mortgage) on retail stores in Rochester (Elmwood Ave.), New York; Easthampton, Massachusetts; Dedham, Massachusetts; Medford, Massachusetts; East Rockaway, New York; New Bedford, Massachusetts; Braintree, Massachusetts (Linens `N Things); Little Rock, Arkansas (Linens `N Things); Clarksville, Tennessee; Randolph, Massachusetts; Binghamton, New York; Philadelphia, Pennsylvania; Dublin, Virginia; Richmond, Virginia; and Richmond (Church Road), Virginia. The obligations of the CVS Tenants under the CVS Credit Leases are guaranteed by CVS.




-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-LTL-1
Class A-1, A-2, A-3, B, & X Certificates
$492,491,697 (approximate)

The Royal Ahold Loans and Credit Leases.

Four Loans (the "Royal Ahold Loans"), having an aggregate Cut-off Date Balance of $31,894,014 and consisting of 8.30% of the aggregate Cut-off Date Balance of the Credit Lease Loans and 6.48% of the aggregate Cut-off Date Balance, are secured by Credit Leases (the "Royal Ahold Credit Leases") having Stop & Shop, First National Supermarkets, Inc. (dba Tops) and Revco D.S., Inc. as Tenants. The obligations of each tenant under the Royal Ahold Credit Leases are guaranteed by Koninklijke Ahold NV ("Royal Ahold"). The long-term debt obligations of Royal Ahold are rated "A" by S&P and "Baal" by Moody's.

Royal Ahold (Koninklijke Ahold NV) is a Netherlands corporation, and a leading international food retailer with major operations in the United States, the Netherlands and elsewhere in Europe, and the Asia Pacific region. Royal Ahold is one of the top supermarket operators in the United States with annualized sales of $14 billion. In the United States, Royal Ahold owns the supermarket chains BI-LO, Giant Food Stores, Edwards, Finast, Tops, and Stop & Shop. The company employs over 195,000 people worldwide, as of December 31, 1997. Royal Ahold operated approximately 830 retail food stores in 14 states throughout the United States. In addition to its listing in the US on the New York Stock Exchange, Royal Ahold is also listed on the Zurich Stock Exchange, and on the Brussels Stock Exchange.

Royal Ahold's stock trades on the NYSE under the symbol "AHO". The World Wide Web site for Royal Ahold can be found at http://www.ahold.nl.

The following information with respect to Royal Ahold was obtained from Royal Ahold's 1996 and 1997 annual reports, and its second quarter 1998 earnings release:


--------------------------------------------------------------------------------------
Royal Ahold (in million)     NINE MONTHS ENDED      YEAR ENDED         YEAR ENDED
                             OCTOBER 4, 1998     DECEMBER 31, 1997   DECEMBER 28, 1996
--------------------------------------------------------------------------------------
Net Sales                     $  22,611.7           $25,271.6           $21,620.2
--------------------------------------------------------------------------------------
Operating (Loss) Profit            $836.3           $   917.9           $   735.4
--------------------------------------------------------------------------------------
Net (Loss) Profit             $     446.1           $   466.7           $   374.2
--------------------------------------------------------------------------------------
Total Assets                  $  12,675.5           $ 9,414.9           $ 8,497.1
--------------------------------------------------------------------------------------
Total Shareholders' Equity    $   3,985.9           $ 1,383.2           $ 1,381.1
--------------------------------------------------------------------------------------













-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



The Home Depot Loans and Credit Leases.

Three Loans (the "Home Depot Loans"), having an aggregate Cut-off Date Balance of $25,442,009 and constituting 6.62% of the aggregate Cut-off Date Balance of the Credit Lease Loans and 5.17% of the Cut-off Date Balance, are secured by Credit Leases (the "Home Depot Credit Leases") having Home Depot USA, Inc. ("Home Depot") as the Credit Lease tenant. Home Depot is the primary domestic operating subsidiary of Home Depot Inc. While Home Depot does not have any long-term debt obligations of Home Depot, Inc. are rated "AA-" by S&P and "A-1" by Moody's. The Home Depot Loans bear interest at fixed rates of 6.98% and 7.80% per annum, respectively. The Home Depot Loans are each secured by a fee mortgage on retail stores in Bel Air, Maryland and Charleston, South Carolina; and a regional retail, distribution and office center in Dallas, Texas. Each is leased to or guaranteed by Home Depot USA, Inc. under the Home Depot Credit Leases, which Home Depot Credit Leases are Triple Net Leases.

Home Depot is a Delaware corporation, and the nation's leading retailer in the home improvement industry. As of June 30, 1998, Home Depot operated 679 stores in the United States [and Canada]. Home Depot ranks among the 10 largest retailers in the United States based on net sales volume. It has been named America's most admired specialty retailer by Fortune Magazine for five consecutive years.

Home Depot's stock trades on the NYSE under the symbol "HD", and its World Wide Web site is located at http://www.homedepot.com.

The following information with respect to Home Depot was obtained from Home Depot's 1997 annual report on Form 10-K for the fiscal year ended February 1, 1998 and Form 10-Q for the six months ended August 2, 1998:

---------------------------------------------------------------------------------
Home Depot (in millions)  NINE MONTHS ENDED      YEAR ENDED         YEAR ENDED
                          NOVEMBER 1, 1998    FEBRUARY 1, 1998   FEBRUARY 2, 1997
---------------------------------------------------------------------------------
Net Sales                      $22,961            $24,156            $19,535
---------------------------------------------------------------------------------
Operating (Loss) Profit        $ 1,975            $ 1,908            $ 1,524
---------------------------------------------------------------------------------
Net (Loss) Profit              $ 1,196            $ 1,232            $   938
---------------------------------------------------------------------------------
Total Assets                   $13,324            $11,229            $ 9,342
---------------------------------------------------------------------------------
Total Shareholders' Equity     $ 8,316            $ 7,098            $ 5,955
---------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



The Eckerd Loans and Credit Leases.

Twelve Loans (the "Eckerd Loans"), having an aggregate Cut-off Date Balance of $25,103,857 and constituting 6.53% of the aggregate Cut-off Date Balance of the Credit Lease Loans and 5.10% of the Cut-off Date Balance, are secured by Credit Leases (the "Eckerd Credit Leases") having Eckerd Corporation ("Eckerd") as the Credit Lease tenant, or if not the Credit Lease tenant, as the guarantor. The long-term debt obligations of Eckerd are rated "A" by S&P and "Baal" by Moody's. Eckerd's rating is currently on "negative outlook" by S&P.

Eckerd was founded in 1898 in Erie, Pennsylvania and has grown to become one of the nation's leading drug store chains. Eckerd currently operates approximately 2,750 drug stores in 19 states. In 1997, Eckerd merged with J.C. Penney Company, Inc. ("J.C. Penney") and is now a wholly owned subsidiary of J.C. Penney. The long-term debt obligations of J.C. Penney are rated "A-" by S&P.

J.C. Penney's common stock trades on the NYSE under the symbol "JCP", and Eckerd's World Wide Web site is located at http://www.eckerd.com.

The following information with respect to Eckerd was obtained from J.C. Penney's 1997 annual report on Form 10-K for the fiscal year ended January 31, 1998 and Form 10-Q for the six months ended August 1, 1998:

Eckerd (in millions)          39 WEEKS ENDED        YEAR ENDED          YEAR ENDED
                             OCTOBER 31, 1998    JANUARY 31, 1998    FEBRUARY 1, 1997
-------------------------------------------------------------------------------------
Net Sales                        $5,038.2            $6,111.2            $5,376.2
-------------------------------------------------------------------------------------
Operating (Loss) Profit          $  195.2            $  239.4            $  198.0
-------------------------------------------------------------------------------------
Net (Loss) Profit                $   78.7            $  107.5            $  102.4
-------------------------------------------------------------------------------------
Total Assets                     $3,215.1            $2,620.1            $1,892.0
-------------------------------------------------------------------------------------
Total Shareholders' Equity       $  346.3            $  267.6            $  160.1
-------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



The Blue Cross Loan, Credit Lease and Participation.

The trust includes a 50% participation interest (the "Blue Cross Participation") in the Blue Cross Loan. The Blue Cross Participation has a Cut-off Date Balance of $19,614,898 and is 3.98% of the aggregate Cut-off Date Balance. The Blue Cross Loan has a Cut-off Date Balance of $39,229,795. While Blue Cross has a claims paying rating of "A" by S&P, it does not have any long-term, senior unsecured debt obligations which are rated by Duff or S&P. The Blue Cross Loan bears interest at a fixed rate of 7.98% per annum. Except in connection with the tenant's exercise of a Casualty or Condemnation Termination or Abatement Right (in which event no Prepayment Premium is required unless there is a default under the Blue Cross Loan), the Blue Cross Loan prohibits prepayment prior to November 7, 2004, and thereafter requires payment of a Prepayment Premium.

Blue Cross is a nonprofit corporation formed in 1939 to provide and administer health care benefits and related activities for the citizens of Texas. Its formation and operations are authorized by the Texas legislature as set forth in Chapter 20 of the Texas Insurance code and as such is regulated by the Texas Department of Insurance. Hospitalization and health benefits are provided under contract to subscribers through hospitals, physicians, skilled nursing facilities, nursing homes, convalescent homes and other organizations. Blue Cross also processes claims for other Blue Cross plans' subscribers and for the Medicare programs. Blue Cross has announced plans to merge with Blue Cross and Blue Shield of Illinois, Inc., and is currently undertaking steps to complete the merger. While Blue Cross and Blue Shield of Illinois, Inc., does not have any rated long-term, senior unsecured debt obligations, it does have a claims paying rating of "A+" by S&P. Blue Cross presents its financial statements in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

Blue Cross does not have publicly-traded stock, nor does it have a World Wide Web site.

The following information with respect to Blue Cross was obtained from Blue Cross's audited statutory financial statements for the year ended December 31, 1996, and unaudited statutory financial statements for the six months ended June 30, 1997, as filed with the Texas Department of Insurance:

-------------------------------------------------------------------------------------
Blue Cross (in millions)        YEAR ENDED          YEAR ENDED          YEAR ENDED
                            DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995
-------------------------------------------------------------------------------------
Net Sales                        $1,998.1            $1,877.1            $1,668.6
-------------------------------------------------------------------------------------
Operating (Loss) Profit          $  (52.0)           $  (50.5)           $  (45.5)
-------------------------------------------------------------------------------------
Net (Loss) Profit                $  (21.1)           $  (17.8)           $  (10.6)
-------------------------------------------------------------------------------------
Total Assets                     $  666.7            $  690.4            $  679.3
-------------------------------------------------------------------------------------
Total Shareholders' Equity       $  274.9            $  305.7            $  324.2
-------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



NATIONSBANK MORTGAGE LOANS:

Each of the following three NationsBank Mortgage Loans represents at least 1.29% of the aggregate Cut-off Date Balance.

The Broadway at the Beach Loan.

The NationsBank Mortgage Loan (the "Broadway at the Beach Loan"), which represents approximately 8.84% of the aggregate Cutoff Date Balance, is secured by a first mortgage encumbering an entertainment and retail complex ("Broadway at the Beach") in Myrtle Beach, South Carolina. The Broadway at the Beach Loan was originated on July 31, 1997 and has a Cut-off Date balance of $43,549,666. The Loan has a remaining term of 222 months and matures on August 1, 2017. The Broadway at the Beach Loan was made to Broadway at the Beach, Inc. (the "Broadway at the Beach Borrower"), the principal of which is Douglas P. Wendel.

Built in three phases during 1995, 1996 and 1997, Broadway at the Beach is a retail entertainment complex, which is located within Myrtle Beach South Carolina, a city which has emerged as one of the major tourist attractions on the east coast. Myrtle Beach has over 90 golf courses which will rise to over 100 courses by the end of 1999 creating additional demand for tourist traffic. Broadway at the Beach is the cornerstone for the $250 million entertainment district in Myrtle Beach and includes such tenants as Hard Rock Cafe, IMAX Theater, Ripley's Sea Aquarium, The Gap and Celebrity Square, an entertainment complex. The property also includes a retail center that consists of 41 one- and two-story buildings, including more than 120 retail stores and containing approximately 342,705 net rentable square feet. Retail spaces range from approximately 1,000 to 18,901 square feet. The Broadway at the Beach loan was underwritten to a 1.54x DSCR, and as of September 30, 1998 had a trailing 12 month net operating income DSCR of 1.86x. As of the cutoff date, the LTV for the loan was 51%.

Broadway at the Beach is managed by Burroughs & Chapin Company, Inc. Burroughs & Chapin Company, Inc. has over 50 years management experience and currently manages approximately 1,300 retail tenants totaling nearly 2 million square feet. Burroughs & Chapin Company, Inc. is also the owner of the Broadway at the Beach Borrower.

The Decatur Town Center Loan.

The NationsBank Mortgage Loan (the "Decatur Town Center Loan"), which represents approximately 2.92% of the aggregate Cut-off Date Balance, is secured by a first mortgage encumbering two office buildings and a parking deck in the central business district of Decatur, Georgia. The Decatur Town Center Loan was originated on March 31, 1998 and has a Cut-off Date Balance of $14,400,618. The Loan has a remaining term of 170 months and matures on April 1, 2013. The Decatur Town Center Loan was made to Decatur Towncenter Associates, LLC (the "Decatur Town Center Borrower").

The Mortgage Property consists of two office buildings ("Decatur Town Center I" and "Decatur Town Center II") and a parking deck situated on an L-shaped 3.56 acre site. The four-story Decatur Town Center I was built in 1984 and has 80,554 square feet. The five-story Decatur Town Center II was built in 1989 and has 97,733 square feet. The parking deck has three levels and provides 465 parking spaces. There are forty tenant spaces in total with most spaces ranging in size from 870 square feet to 7,580 square feet. The largest occupant, Egleston Children's Healthcare ("Egleston"), occupies 72,453 square feet, which accounts for 40.6% of net rentable square footage and occupies an entire floor in each building, Egleston uses the space as administrative offices for the Egleston Hospital, HMO Support Services and Rainbow Clinic. Recently, Egleston invested over $300,000 in a fiber optic network which connects their office space in each building. Emory University occupies 12,550 square feet (accounting for 7.0% of net rentable square footage) and operates a nursing school and other grant programs at the space. Overall, the aggregate occupancy rate for Decatur Town Center I and Decatur Town Center II over the past three years has exceeded 94%.



--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         NATIONSLINK FUNDING CORPORATION
         Commercial Mortgage Pass-Through Certificates
         Series 1999-LTL-1
         Class A-1, A-2, A-3, B, & X Certificates
         $492,491,697 (approximate)



The Mortgaged Property is managed by Pope & Land Enterprises, Inc. Pope & Land Enterprises, Inc. has over 30 years management experience and currently manages tenants occupying approximately 1,500,000 square feet. Pope & Land Enterprises, Inc. is the key principal behind the Decatur Town Center Borrower.

The Shoppes at Pelican Landing Loan.

The NationsBank Mortgage Loan (the "Shoppes at Pelican Landing Loan"), which represents approximately 1.29% of the aggregate Cut-off Date Balance, is secured by a first mortgage encumbering a 81,312 square foot retail center (the "Shoppes at Pelican Landing Property") located near the Gulf Coast in western Florida. The Shoppes at Pelican Landing Loan was originated on June 5, 1998 and has a Cut-off Date Balance of $6,368,143. The Loan has a remaining term of 173 months and matures on July 1, 2013. The Shoppes at Pelican Landing Loan was made to Pelican Landing of Georgia, LLC (the "Shoppes at Pelican Landing Borrower").

The Shoppes at Pelican Landing Property is located on a 14.46 ace site in Bonita Springs, Florida. The site is anchored by a Publix supermarket (37,887 square feet) and a Factory Outlet Stores (14,000 square feet). The remainder of the site is occupied by local tenants with spaces ranging in size from 1,300 square feet to 4,000 square feet. The first phase of the construction of the property, which consists of 69,137 square feet, was completed in 1997 with Publix supermarket opening in August 1997. The second phase of construction of the property, which consists of 12,175 square feet, was completed in mid-1998. Three pad sites, a NationsBank branch, a Mobil gas station and an undeveloped site, each of which is not part of the Shoppes at Pelican Landing Property, is located at the front of the property.

The Shoppes at Pelican Landing Property is managed by Wallace Enterprises. Wallace Enterprises has over 20 years management experience and currently manages tenants totaling approximately 400,000 square feet. Wallace is the key principal behind the Shoppes at Pelican Landing Borrower.












--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)

      PRICE/YIELD TABLES
              The tables set forth hereafter show the corporate bond equivalent yield, modified duration, weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 9-12 means 9 12/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.

              The yields set forth in the following tables were calculated by determining the monthly discount rates which when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of February 15, 1999 to equal the assumed purchase price, plus accrued interest at the applicable pass-through rate from and including the Commencement Date to but excluding the Delivery Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus dated February 9, 1999 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified Duration is calculated by dividing Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the following tables. The modified duration shown in the following tables, in each case, relates to the yield shown immediately above such modified duration number.

This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)


                         PRICE / YIELD TABLE - CLASS A1
                (All Yields Expressed on a Bond Equivalent Basis)

Security ID                 1999-CTL-1
Settlement Date                2/26/99       Initial Prin. Bal    72,486,922.66
Interest Accrued From          2/15/99       Initial Coupon              6.2550%
Next Pmt Date                  3/22/99       Accrued Int             138,540.63

Price-Units (32,100)        32               Mid-Point                101.75000%
Trade Basis (P, Y, PZ)      P                Step                      0.125000%


                              (Column Heading)=% of CPR Vector (Table)=Nominal Yield

 Price                  0.0%          5.0%         10.0%         25.0%         50.0%         75.0%        100.0%
100-00                6.291%        6.291%        6.291%        6.291%        6.291%        6.291%        6.291%
100-04                6.243%        6.243%        6.243%        6.243%        6.243%        6.243%        6.243%
100-08                6.196%        6.196%        6.196%        6.196%        6.196%        6.196%        6.196%
100-12                6.149%        6.149%        6.149%        6.149%        6.149%        6.149%        6.149%
100-16                6.101%        6.101%        6.101%        6.101%        6.101%        6.101%        6.101%
       Mod Dur         2.63          2.63          2.63          2.63          2.63          2.63          2.63
100-20                6.054%        6.054%        6.054%        6.054%        6.054%        6.054%        6.054%
100-24                6.007%        6.007%        6.007%        6.007%        6.007%        6.007%        6.007%
100-28                5.960%        5.960%        5.960%        5.960%        5.960%        5.960%        5.960%
101-00                5.914%        5.914%        5.914%        5.914%        5.914%        5.914%        5.914%
101-04                5.867%        5.867%        5.867%        5.867%        5.867%        5.867%        5.867%
      Mod Dur          2.64          2.64          2.64          2.64          2.64          2.64          2.64
101-08                5.820%        5.820%        5.820%        5.820%        5.820%        5.820%        5.820%
101-12                5.774%        5.774%        5.774%        5.774%        5.774%        5.774%        5.774%
101-16                5.727%        5.727%        5.727%        5.727%        5.727%        5.727%        5.727%
101-20                5.681%        5.681%        5.681%        5.681%        5.681%        5.681%        5.681%
101-24                5.635%        5.635%        5.635%        5.635%        5.635%        5.635%        5.635%
      Mod Dur          2.65          2.65          2.65          2.65          2.65          2.65          2.65
101-28                5.588%        5.588%        5.588%        5.588%        5.588%        5.588%        5.588%
102-00                5.542%        5.542%        5.542%        5.542%        5.542%        5.542%        5.542%
102-04                5.496%        5.496%        5.496%        5.496%        5.496%        5.496%        5.496%
102-08                5.450%        5.450%        5.450%        5.450%        5.450%        5.450%        5.450%
102-12                5.404%        5.404%        5.404%        5.404%        5.404%        5.404%        5.404%
      Mod Dur          2.66          2.66          2.66          2.66          2.66          2.66          2.66
102-16                5.359%        5.359%        5.359%        5.359%        5.359%        5.359%        5.359%
102-20                5.313%        5.313%        5.313%        5.313%        5.313%        5.313%        5.313%
102-24                5.267%        5.267%        5.267%        5.267%        5.267%        5.267%        5.267%
102-28                5.222%        5.222%        5.222%        5.222%        5.222%        5.222%        5.222%
103-00                5.176%        5.176%        5.176%        5.176%        5.176%        5.176%        5.176%
      Mod Dur          2.67          2.67          2.67          2.67          2.67          2.67          2.67
103-04                5.131%        5.131%        5.131%        5.131%        5.131%        5.131%        5.131%
103-08                5.086%        5.086%        5.086%        5.086%        5.086%        5.086%        5.086%
103-12                5.040%        5.040%        5.040%        5.040%        5.040%        5.040%        5.040%
103-16                4.995%        4.995%        4.995%        4.995%        4.995%        4.995%        4.995%
103-20                4.950%        4.950%        4.950%        4.950%        4.950%        4.950%        4.950%
      Mod Dur          2.68          2.68          2.68          2.68          2.68          2.68          2.68

WA Life (Yrs)          3.04          3.04          3.04          3.04          3.04          3.04          3.04
First  Prin  Date   3/22/99       3/22/99       3/22/99       3/22/99       3/22/99       3/22/99       3/22/99
Final Int Pay Date  9/22/04       9/22/04       9/22/04       9/22/04       9/22/04       9/22/04       9/22/04
% of Prin Returned   100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%


                                  ASSUMPTIONS

1% Cleanup Call is Not Exercised                                                                     Tsy Curve As of  2/4/99
Initial Balance is Calculated using the Unpaid Principal Balance as of February 15, 1999            Term (Yrs)    Yield (BEY)
Prepay Rates are a Vector % of CPR equal to LO =0%, YM =0%, Free=100%                                    1          4.589%
100% of All Penalties and Yield Maintenance Charges are assumed to be collected                          2          4.708%
Shifting Percentage of all Prepayment Penalties go to the IO                                             5          4.845%
No Extensions on any Mortgage Loan                                                                      10          4.831%
No Defaults on any Mortgage Loan                                                                        30          5.258%

                   Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


-------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)

                         PRICE / YIELD TABLE - CLASS A2
                (All Yields Expressed on a Bond Equivalent Basis)

Security ID                1999-CTL-1
Settlement Date               2/26/99       Initial Prin. Bal    194,904,872.39
Interest Accrued From         2/15/99       Initial Coupon               6.1590%
Next Pmt Date                 3/22/99       Accrued Int              366,794.73

Price-Units (32,100)               32       Mid-Point                 101.75000%
Trade Basis (P,Y,PZ)                P       Step                       0.125000%


             (Column Heading)=% of CPR Vector (Table)=Nominal Yield

Price                   0.0%          5.0%         10.0%         25.0%         50.0%         75.0%        100.0%
100-00                6.222%        6.222%        6.222%        6.222%        6.222%        6.222%        6.222%
100-04                6.205%        6.205%        6.205%        6.205%        6.205%        6.205%        6.205%
100-08                6.187%        6.187%        6.187%        6.187%        6.187%        6.187%        6.187%
100-12                6.170%        6.170%        6.170%        6.170%        6.170%        6.170%        6.170%
100-16                6.153%        6.153%        6.153%        6.153%        6.153%        6.153%        6.153%
       Mod Dur         7.20          7.20          7.20          7.20          7.20          7.20          7.20
100-20                6.136%        6.136%        6.136%        6.136%        6.136%        6.136%        6.135%
100-24                6.118%        6.118%        6.118%        6.118%        6.118%        6.118%        6.118%
100-28                6.101%        6.101%        6.101%        6.101%        6.101%        6.101%        6.101%
101-00                6.084%        6.084%        6.084%        6.084%        6.084%        6.084%        6.084%
101-04                6.067%        6.067%        6.067%        6.067%        6.067%        6.067%        6.067%
       Mod Dur         7.22          7.22          7.22          7.22          7.22          7.22          7.21
101-08                6.050%        6.050%        6.050%        6.050%        6.050%        6.050%        6.050%
101-12                6.033%        6.033%        6.033%        6.033%        6.033%        6.033%        6.033%
101-16                6.016%        6.016%        6.016%        6.016%        6.016%        6.016%        6.016%
101-20                5.999%        5.999%        5.999%        5.999%        5.999%        5.999%        5.999%
101-24                5.982%        5.982%        5.982%        5.982%        5.982%        5.982%        5.982%
       Mod Dur         7.23          7.23          7.23          7.23          7.23          7.23          7.23
101-28                5.965%        5.965%        5.965%        5.965%        5.965%        5.965%        5.965%
102-00                5.948%        5.948%        5.948%        5.948%        5.948%        5.948%        5.948%
102-04                5.931%        5.931%        5.931%        5.931%        5.931%        5.931%        5.931%
102-08                5.914%        5.914%        5.914%        5.914%        5.914%        5.914%        5.914%
102-12                5.897%        5.897%        5.897%        5.897%        5.897%        5.897%        5.897%
       Mod Dur         7.25          7.25          7.25          7.25          7.24          7.24          7.24
102-16                5.881%        5.881%        5.881%        5.881%        5.881%        5.880%        5.880%
102-20                5.864%        5.864%        5.864%        5.864%        5.864%        5.864%        5.863%
102-24                5.847%        5.847%        5.847%        5.847%        5.847%        5.847%        5.847%
102-28                5.830%        5.830%        5.830%        5.830%        5.830%        5.830%        5.830%
103-00                5.814%        5.814%        5.814%        5.814%        5.814%        5.813%        5.813%
       Mod Dur         7.26          7.26          7.26          7.26          7.26          7.26          7.25
103-04                5.797%        5.797%        5.797%        5.797%        5.797%        5.797%        5.797%
103-08                5.780%        5.780%        5.780%        5.780%        5.780%        5.780%        5.780%
103-12                5.764%        5.764%        5.764%        5.764%        5.764%        5.764%        5.763%
103-16                5.747%        5.747%        5.747%        5.747%        5.747%        5.747%        5.747%
103-20                5.731%        5.731%        5.730%        5.730%        5.730%        5.730%        5.730%
       Mod Dur         7.27          7.27          7.27          7.27          7.27          7.27          7.27

WA Life (Yrs)         10.04         10.04         10.04         10.04         10.04         10.03         10.02
First  Prin  Date   9/22/04       9/22/04       9/22/04       9/22/04       9/22/04       9/22/04       9/22/04
Final Int Pay Date  9/22/12       9/22/12       9/22/12       9/22/12       9/22/12       9/22/12       9/22/12
% of Prin Returned   100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%


                                  ASSUMPTIONS

1% Cleanup Call is Not Exercised                                                                 Tsy Curve As of  2/4/99
Initial Balance is Calculated using the Unpaid Principal Balance as of February 15, 1999        Term (Yrs)     Yield (BEY)
Prepay Rates are a Vector % of CPR equal to LO =0%, YM =0%, Free=100%                               1             4.589%
100% of All Penalties and Yield Maintenance Charges are assumed to be collected                     2             4.708%
Shifting Percentage of all Prepayment Penalties go to the IO                                        5             4.845%
No Extensions on any Mortgage Loan                                                                 10             4.831%
No Defaults on any Mortgage Loan                                                                   30             5.258%

                  Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NationsLink Funding Corporation
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)

                         PRICE / YIELD TABLE - CLASS A3
                (All Yields Expressed on a Bond Equivalent Basis)

Security ID                 1999-CTL-1
Settlement Date                2/26/99       Initial Prin. Bal    129,064,021.41
Interest Accrued From          2/15/99       Initial Coupon               6.4620%
Next Pmt Date                  3/22/99       Accrued Int              254,836.91

Price-Units (32,100)                32       Mid-Point                 101.75000%
Trade Basis (P,Y,PZ)                 P       Step                       0.125000%

                          (Column Heading)=% of CPR Vector (Table)=Nominal Yield

Price                   0.0%          5.0%         10.0%         25.0%         50.0%         75.0%        100.0%
100-00                6.536%        6.536%        6.536%        6.536%        6.536%        6.536%        6.536%
100-04                6.523%        6.523%        6.523%        6.523%        6.523%        6.523%        6.523%
100-08                6.510%        6.510%        6.510%        6.510%        6.510%        6.510%        6.510%
100-12                6.497%        6.497%        6.497%        6.497%        6.497%        6.497%        6.496%
100-16                6.483%        6.483%        6.483%        6.483%        6.483%        6.483%        6.483%
        Mod Dur        9.43          9.43          9.43          9.43          9.43          9.43          9.41
100-20                6.470%        6.470%        6.470%        6.470%        6.470%        6.470%        6.470%
100-24                6.457%        6.457%        6.457%        6.457%        6.457%        6.457%        6.457%
100-28                6.444%        6.444%        6.444%        6.444%        6.444%        6.444%        6.444%
101-00                6.431%        6.431%        6.431%        6.431%        6.431%        6.431%        6.431%
101-04                6.418%        6.418%        6.418%        6.418%        6.418%        6.418%        6.418%
        Mod Dur        9.46          9.46          9.46          9.45          9.45          9.45          9.43
101-08                6.405%        6.405%        6.405%        6.405%        6.405%        6.405%        6.405%
101-12                6.392%        6.392%        6.392%        6.392%        6.392%        6.392%        6.391%
101-16                6.379%        6.379%        6.379%        6.379%        6.379%        6.379%        6.378%
101-20                6.366%        6.366%        6.366%        6.366%        6.366%        6.366%        6.365%
101-24                6.353%        6.353%        6.353%        6.353%        6.353%        6.353%        6.352%
        Mod Dur        9.48          9.48          9.48          9.48          9.47          9.47          9.45
101-28                6.340%        6.340%        6.340%        6.340%        6.340%        6.340%        6.339%
102-00                6.327%        6.327%        6.327%        6.327%        6.327%        6.327%        6.327%
102-04                6.314%        6.314%        6.314%        6.314%        6.314%        6.314%        6.314%
102-08                6.301%        6.301%        6.301%        6.301%        6.301%        6.301%        6.301%
102-12                6.289%        6.289%        6.289%        6.289%        6.288%        6.288%        6.288%
        Mod Dur        9.50          9.50          9.50          9.50          9.49          9.49          9.47
102-16                6.276%        6.276%        6.276%        6.276%        6.276%        6.276%        6.275%
102-20                6.263%        6.263%        6.263%        6.263%        6.263%        6.263%        6.262%
102-24                6.250%        6.250%        6.250%        6.250%        6.250%        6.250%        6.249%
102-28                6.237%        6.237%        6.237%        6.237%        6.237%        6.237%        6.237%
103-00                6.225%        6.225%        6.225%        6.225%        6.225%        6.224%        6.224%
        Mod Dur        9.52          9.52          9.52          9.52          9.52          9.51          9.49
103-04                6.212%        6.212%        6.212%        6.212%        6.212%        6.212%        6.211%
103-08                6.199%        6.199%        6.199%        6.199%        6.199%        6.199%        6.198%
103-12                6.187%        6.187%        6.187%        6.187%        6.186%        6.186%        6.186%
103-16                6.174%        6.174%        6.174%        6.174%        6.174%        6.174%        6.173%
103-20                6.161%        6.161%        6.161%        6.161%        6.161%        6.161%        6.160%
        Mod Dur        9.54          9.54          9.54          9.54          9.54          9.53          9.51

WA Life (Yrs)         15.27         15.27         15.27         15.26         15.26         15.25         15.20
First  Prin  Date   9/22/12       9/22/12       9/22/12       9/22/12       9/22/12       9/22/12       9/22/12
Final Int Pay Date  6/22/16       6/22/16       6/22/16       6/22/16       6/22/16       6/22/16       6/22/16
% of Prin Returned   100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%


                                  ASSUMPTIONS

1% Cleanup Call is Not Exercised                                                                        Tsy Curve As of 2/4/99
Initial Balance is Calculated using the Unpaid Principal Balance as of February 15, 1999              Term (Yrs)      Yield (BEY)
Prepay Rates are a Vector % of CPR equal to LO =0%, YM =0%, Free=100%                                      1               4.589%
100% of All Penalties and Yield Maintenance Charges are assumed to be collected                            2               4.708%
Shifting Percentage of all Prepayment Penalties go to the IO                                               5               4.845%
No Extensions on any Mortgage Loan                                                                        10               4.831%
No Defaults on any Mortgage Loan                                                                          30               5.258%

                    Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)

                          PRICE / YIELD TABLE - CLASS B
                (All Yields Expressed on a Bond Equivalent Basis)

Security ID                 1999-CTL-1
Settlement Date                2/26/99       Initial Prin. Bal    25,855,814.12
Interest Accrued From          2/15/99       Initial Coupon             6.7480%
Next Pmt Date                  3/22/99       Accrued Int              53,311.82

Price-Units (32,100)        100              Mid-Point               100.00000%
Trade Basis (P, Y, PZ)       P               Step                     0.031250%
                                                                                   Prep Type: CPR


                      (Column Heading)=% of CPR Vector (Table) = Nominal Yield

Price                        0.0%          5.0%         10.0%         25.0%         50.0%         75.0%        100.0%
99-18                      6.874%        6.874%        6.874%        6.874%        6.874%        6.874%        6.874%
99-19                      6.871%        6.871%        6.871%        6.871%        6.871%        6.871%        6.871%
99-20                      6.868%        6.868%        6.868%        6.868%        6.868%        6.868%        6.868%
99-21                      6.865%        6.865%        6.865%        6.865%        6.865%        6.865%        6.865%
99-22                      6.862%        6.862%        6.862%        6.862%        6.862%        6.862%        6.862%
       Mod Dur              10.03         10.03         10.03         10.03         10.03         10.03         10.03
99-23                      6.859%        6.859%        6.859%        6.859%        6.859%        6.859%        6.859%
99-24                      6.855%        6.855%        6.855%        6.855%        6.855%        6.855%        6.855%
99-25                      6.852%        6.852%        6.852%        6.852%        6.852%        6.852%        6.852%
99-26                      6.849%        6.849%        6.849%        6.849%        6.849%        6.849%        6.849%
99-27                      6.846%        6.846%        6.846%        6.846%        6.846%        6.846%        6.846%
       Mod Dur              10.04         10.04         10.04         10.04         10.04         10.04         10.04
99-28                      6.843%        6.843%        6.843%        6.843%        6.843%        6.843%        6.843%
99-29                      6.840%        6.840%        6.840%        6.840%        6.840%        6.840%        6.840%
99-30                      6.837%        6.837%        6.837%        6.837%        6.837%        6.837%        6.837%
99-31                      6.834%        6.834%        6.834%        6.834%        6.834%        6.834%        6.834%
100-00                     6.831%        6.831%        6.831%        6.831%        6.831%        6.831%        6.831%
       Mod Dur              10.05         10.05         10.05         10.05         10.05         10.05         10.05
100-01                     6.827%        6.827%        6.827%        6.827%        6.827%        6.827%        6.827%
100-02                     6.824%        6.824%        6.824%        6.824%        6.824%        6.824%        6.824%
100-03                     6.821%        6.821%        6.821%        6.821%        6.821%        6.821%        6.821%
100-04                     6.818%        6.818%        6.818%        6.818%        6.818%        6.818%        6.818%
100-05                     6.815%        6.815%        6.815%        6.815%        6.815%        6.815%        6.815%
       Mod Dur              10.05         10.05         10.05         10.05         10.05         10.05         10.05
100-06                     6.812%        6.812%        6.812%        6.812%        6.812%        6.812%        6.812%
100-07                     6.809%        6.809%        6.809%        6.809%        6.809%        6.809%        6.809%
100-08                     6.806%        6.806%        6.806%        6.806%        6.806%        6.806%        6.806%
100-09                     6.803%        6.803%        6.803%        6.803%        6.803%        6.803%        6.803%
100-10                     6.800%        6.800%        6.800%        6.800%        6.800%        6.800%        6.800%
       Mod Dur              10.06         10.06         10.06         10.06         10.06         10.06         10.06
100-11                     6.796%        6.796%        6.796%        6.796%        6.796%        6.796%        6.796%
100-12                     6.793%        6.793%        6.793%        6.793%        6.793%        6.793%        6.793%
100-13                     6.790%        6.790%        6.790%        6.790%        6.790%        6.790%        6.790%
100-14                     6.787%        6.787%        6.787%        6.787%        6.787%        6.787%        6.787%
100-15                     6.784%        6.784%        6.784%        6.784%        6.784%        6.784%        6.784%
       Mod Dur              10.07         10.07         10.07         10.07         10.07         10.07         10.07

WA Life (Yrs)               17.77         17.77         17.77         17.77         17.76         17.76         17.76
First  Prin  Date         6/22/16      6/22/16         6/22/16      6/22/16       6/22/16       6/22/16       6/22/16
Final Int Pay Date        5/22/17      5/22/17         5/22/17      5/22/17       5/22/17       5/22/17       4/22/17
% of Prin Returned        100.00%      100.00%        100.00%       100.00%       100.00%       100.00%       100.00%

                                         ASSUMPTIONS

1% Cleanup Call is Not Exercised                                                                        Tsy Curve As of 2/4/99
Initial Balance is Calculated using the Unpaid Principal Balance as of February 15, 1999              Term (Yrs)       Yield (BEY)
Prepay Rates are a Vector % of CPR equal to LO =0%, YM =0%, Free=100%                                     1              4.589%
100% of All Penalties and Yield Maintenance Charges are assumed to be collected                           2              4.708%
Shifting Percentage of all Prepayment Penalties go to the IO                                              5              4.845%
No Extensions on any Mortgage Loan                                                                       10              4.831%
No Defaults on any Mortgage Loan                                                                         30              5.258%

                        Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A-1, A-2, A-3, B, & X Certificates
      $492,491,697 (approximate)

                          PRICE / YIELD TABLE - CLASS X
                (All Yields Expressed on a Bond Equivalent Basis)

Security ID                 1999-CTL-1
Settlement Date                2/26/99                Initial Prin. Bal     NOTIONAL
Interest Accrued From          2/15/99                Initial Coupon              0.8803%
Next Pmt Date                  3/22/99                Accrued Int              132,459.66

Price-Units (32,100)        100                   Mid-Point                      6.53886%
Trade Basis (P, Y, PZ)       P                    Step                          0.031250%
                                                                                             Prep Type: CPR

             (Column Heading)=% of CPR Vector (Table)=Nominal Yield

Price                      0.0%          5.0%         10.0%         25.0%         50.0%         75.0%        100.0%
6-03                    10.835%       10.835%       10.835%       10.834%       10.832%       10.830%       10.816%
6-04                    10.727%       10.727%       10.727%       10.726%       10.724%       10.722%       10.707%
6-05                    10.620%       10.619%       10.619%       10.618%       10.617%       10.614%       10.600%
6-06                    10.513%       10.513%       10.513%       10.512%       10.510%       10.508%       10.493%
6-07                    10.408%       10.407%       10.407%       10.406%       10.405%       10.402%       10.388%
      Mod Dur              4.76          4.76          4.76          4.76          4.76          4.76          4.76
6-08                    10.303%       10.303%       10.302%       10.302%       10.300%       10.297%       10.283%
6-09                    10.199%       10.199%       10.199%       10.198%       10.196%       10.194%       10.179%
6-10                    10.096%       10.096%       10.096%       10.095%       10.093%       10.091%       10.076%
6-11                     9.994%        9.994%        9.994%        9.993%        9.991%        9.989%        9.974%
6-12                     9.893%        9.893%        9.893%        9.892%        9.890%        9.888%        9.873%
      Mod Dur              4.85          4.85          4.85          4.85          4.85          4.85          4.85
6-13                     9.793%        9.793%        9.793%        9.792%        9.790%        9.787%        9.773%
6-14                     9.694%        9.694%        9.693%        9.692%        9.691%        9.688%        9.673%
6-15                     9.595%        9.595%        9.595%        9.594%        9.592%        9.590%        9.574%
6-16                     9.498%        9.497%        9.497%        9.496%        9.494%        9.492%        9.477%
6-17                     9.377%        9.377%        9.377%        9.376%        9.374%        9.371%        9.356%
      Mod Dur              4.94          4.94          4.94          4.94          4.94          4.94          4.94
6-18                     9.305%        9.304%        9.304%        9.303%        9.301%        9.299%        9.283%
6-19                     9.209%        9.209%        9.209%        9.208%        9.206%        9.203%        9.188%
6-20                     9.115%        9.114%        9.114%        9.113%        9.111%        9.109%        9.093%
6-21                     9.021%        9.021%        9.020%        9.019%        9.018%        9.015%        9.000%
6-22                     8.928%        8.928%        8.927%        8.926%        8.925%        8.922%        8.906%
      Mod Dur              5.02          5.02          5.02          5.02          5.02          5.02          5.02
6-23                     8.836%        8.835%        8.835%        8.834%        8.832%        8.830%        8.814%
6-24                     8.744%        8.744%        8.744%        8.743%        8.741%        8.738%        8.722%
6-25                     8.653%        8.653%        8.653%        8.652%        8.650%        8.647%        8.632%
6-26                     8.563%        8.563%        8.563%        8.562%        8.560%        8.557%        8.541%
6-27                     8.474%        8.474%        8.473%        8.472%        8.470%        8.468%        8.452%
      Mod Dur              5.11          5.11          5.11          5.11          5.11          5.11          5.10
6-28                     8.385%        8.385%        8.385%        8.384%        8.382%        8.379%        8.363%
6-29                     8.297%        8.297%        8.297%        8.296%        8.294%        8.291%        8.275%
6-30                     8.210%        8.210%        8.209%        8.208%        8.206%        8.204%        8.188%
6-31                     8.123%        8.123%        8.123%        8.122%        8.120%        8.117%        8.101%
7-00                     8.037%        8.037%        8.037%        8.036%        8.034%        8.031%        8.015%
      Mod Dur              5.19          5.19          5.19          5.19          5.19          5.19          5.19

WA Life (Yrs)             12.30         12.30         12.30         12.29         12.29         12.29         12.27
First Int Pay Date      3/22/99       3/22/99       3/22/99       3/22/99       3/22/99       3/22/99       3/22/99
Final Int Pay Date      8/22/22       8/22/22       8/22/22       8/22/22       8/22/22       8/22/22       8/22/22
% of Prin Returned        0.00%         0.00%         0.00%         0.00%         0.00%           0.00%       0.00%


                                  ASSUMPTIONS

1% Cleanup Call is Exercised                                                                              Tsy Curve As of 2/4/99
Initial Balance is Calculated using the Unpaid Principal Balance as of February 15, 1999                Term (Yrs)      Yield (BEY)
Prepay Rates are a Vector % of CPR equal to LO =0%, YM =0%, Free=100%                                       1              4.589%
100% of All Penalties and Yield Maintenance Charges are assumed to be collected                             2              4.708%
Shifting Percentage of all Prepayment Penalties go to the IO                                                5              4.845%
No Extensions on any Mortgage Loan                                                                         10              4.831%
No Defaults on any Mortgage Loan                                                                           30              5.258%

                   Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      NATIONSLINK FUNDING CORPORATION
      Commercial Mortgage Pass-Through Certificates
      Series 1999-LTL-1
      Class A, B, C, D, E, & X Certificates
      $492,491,697 (approximate)

PREPAYMENT PROVISION/REMAINING BALANCE ANALYSIS

                                      Feb 1999   Feb 2000   Feb 2001   Feb 2002  Feb 2003  Feb 2004  Feb 2005  Feb 2006
Locked Out                             100.00%     97.87%     94.91%     92.42%    89.63%    86.48%    75.82%    38.76%
Yield Maintenance                        0.00%      0.00%      0.65%      0.61%     0.57%     0.54%     7.71%    40.98%
No Penalty                               0.00%      0.00%      0.00%      0.00%     0.00%     0.00%     0.00%     0.00%
Paid Down                                0.00%      2.13%      4.45%      6.97%     9.80%    12.98%    16.48%    20.26%
Total                                  100.00%    100.00%    100.00%    100.00%   100.00%   100.00%   100.00%   100.00%

Aggregate Principal Balance of
the Mortgage Loans ($Millions):        $492.49    $482.00    $470.60    $458.18   $444.24   $428.55   $411.35   $392.73
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:     100.00%     97.87%     95.55%     93.03%    90.20%    87.02%    83.52%    79.74%


                                       Feb 2007  Feb 2008  Feb 2009  Feb 2010  Feb 2011
Locked Out                                4.10%     3.87%     2.42%     2.26%     1.71%
Yield Maintenance                        71.54%    67.19%    63.94%    59.15%    54.34%
No Penalty                                0.00%     0.00%     0.00%     0.00%     0.00%
Paid Down                                24.37%    28.94%    33.64%    38.59%    43.95%
Total                                   100.00%   100.00%   100.00%   100.00%   100.00%

Aggregate Principal Balance of
the Mortgage Loans ($Millions):         $372.49   $349.96   $326.83   $302.43   $276.06
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:       75.63%    71.06%    66.36%    61.41%    56.05%

------------------------------------
(1) Prepayment provisions in effect as a percentage of the Initial Pool Balance as of the indicated date assuming no prepayments.


                                      Feb 2012   Feb 2013   Feb 2014   Feb 2015  Feb 2016  Feb 2017  Feb 2018
Locked Out                               1.56%      1.07%      0.41%      0.33%     0.24%     0.14%     0.04%
Yield Maintenance                       48.77%     38.06%     32.54%     27.05%    21.39%    15.16%    10.33%
No Penalty                               0.00%      3.46%      0.00%      0.00%     0.00%     0.00%     0.05%
Paid Down                               49.67%     57.41%     67.04%     72.62%    78.37%    84.70%    89.59%
Total                                  100.00%    100.00%    100.00%    100.00%   100.00%   100.00%   100.00%

Aggregate Principal Balance of
the Mortgage Loans ($Millions):        $247.87    $209.76    $162.30    $134.85   $106.52    $75.35    $51.28
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:      50.33%     42.59%     32.96%     27.38%    21.63%    15.30%    10.41%


                                       Feb 2019  Feb 2020  Feb 2021  Feb 2022  Feb 2023
Locked Out                                0.00%     0.00%     0.00%     0.00%     0.00%
Yield Maintenance                         8.11%     6.01%     3.96%     1.78%     0.37%
No Penalty                                0.00%     0.00%     0.00%     0.00%     0.00%
Paid Down                                91.89%    93.99%    96.04%    98.22%    99.63%
Total                                   100.00%   100.00%   100.00%   100.00%   100.00%

Aggregate Principal Balance of
the Mortgage Loans ($Millions):          $39.93    $29.61    $19.51     $8.76     $1.80
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:        8.11%     6.01%     3.96%     1.78%     0.37%

------------------------------------
(1) Prepayment provisions in effect as a percentage of the Initial Pool Balance as of the indicated date assuming no prepayments.

--------------------------------------------------------------------------------
This material is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.